SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 12, 2005
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                        Defense Technology Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-9263                      11-2816128
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(State of Incorporation or    (Commission File Number)         (I.R.S. Employer
       Organization)                                         Identification No.)

               275K Marcus Blvd.
              Hauppauge, New York                                   11788
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    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631) 951-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17
    CFR 240.14z-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 - Completion of Acquisition or Disposition of Assets.

     On April 6, 2005, Defense Technology Systems, Inc. ("DFTS"), completed the acquisition of a majority interest in Digital Computer Integration Corporation ("DCI"), pursuant to a purchase agreement (the "Agreement") with NewMarket Technology, Inc. The Registrant announced the signing of the Agreement on February 28, 2005. A copy of the press release issued April 13, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     Effective April 6, 2005 and pursuant to the acquisition of a majority interest in DCI, Philip Verges was appointed to the Board of Directors of DFTS. Mr. Verges is currently Chairman and CEO of NewMarket Technology, Inc.


Item 9.01 - Financial Statements and Exhibits.

(a)  Financial statements of the business acquired.

     The Registrant intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calender days after the date this Report is required to be filed.

(b)  Pro forma financial information.

     The Registrant intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calender days after the date this Report is required to be filed.

(c)  Exhibits


EXHIBITS                                DESCRIPTION
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10.1           Acquisition Agreement dated February 28, 2005, by and among
               Defense Technology Systems, Inc., NewMarket Technology, Inc., and Digital Computer Integration Corporation

99.1           Press Release dated April 13, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2005
                                         DEFENSE TECHNOLOGY SYSTEMS, INC.

                                         By: /s/ Philip J. Rauch
                                             -----------------------------------
                                             Philip J. Rauch
                                             Chief Operating & Financial Officer



                                  EXHIBIT INDEX

Exhibit No.    Description of Document
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10.1           Acquisition Agreement dated February 28, 2005, by and among
               Defense Technology Systems, Inc., NewMarket Technology, Inc., and
               Digital Computer Integration Corporation

99.1           Press Release dated April 13, 2005

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